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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 14, 2003

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               1-8254                                    04-2446697
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     (Commission File Number)              (I.R.S. Employer Identification No.)

             350 FIFTH AVENUE, SUITE 2723                   10118
                    NEW YORK, N.Y.                          -----
         --------------------------------------           (Zip Code)
        (Address of Principal Executive Offices)

                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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
Item 7.    Financial Statements and Exhibits.
           ---------------------------------
            (c)    Exhibits.
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            99.1   Press release of Thackeray Corporation dated August 14, 2003.


Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is
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        Furnished Under Item 12).
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            The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

            The information set forth in the press release issued by Thackeray Corporation announcing results for the quarterly period ended June 30, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.



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
                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THACKERAY CORPORATION



                                          By:     /s/ Jules Ross
                                              ---------------------------------
                                              Name: Jules Ross
                                              Title: Vice-President, Treasurer
                                                     and Secretary

Date: August 18, 2003



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
                                  EXHIBIT INDEX

Item No.
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99.1               Press release of Thackeray Corporation dated August 14, 2003.







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